As filed with the Securities and Exchange Commission on April 26, 2002.


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of
[x]  Definitive Proxy Statement                         the Commission Only
[ ]  Definitive Additional Materials                    (as permitted by
[ ]  Soliciting Material Pursuant to Rule 14a-12        Rule 14a-6(e)(2))

                           RHEOMETRIC SCIENTIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:
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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount Previously Paid:
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     (4)   Date Filed:
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

                           RHEOMETRIC SCIENTIFIC, INC.
                               One Possumtown Road
                          Piscataway, New Jersey 08854
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 16, 2002

TO THE STOCKHOLDERS OF
RHEOMETRIC SCIENTIFIC, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Rheometric Scientific, Inc., a Delaware corporation, will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Thursday, May 16, 2002, at 10:00 a.m., local time, for the following purposes:

     1.  to elect a Board of Directors;

     2. to ratify the appointment of independent accountants for the fiscal year ending December 31, 2002; and

     3. to consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed April 5, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of common stock, $.01 par value per share, at the close of business on such date shall be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders is open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, at our headquarters.

         A copy of our Annual Report for the fiscal year ended December 31, 2001 is enclosed herewith.

                                 By Order of the Board of Directors,




                                 Robert M. Castello, Chairman of the Board

Dated: April 24, 2002

You are urged to fill in, sign, date and mail the enclosed proxy. If you attend the annual meeting and vote in person, the proxy will not be used. If the proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your proxy will save the expense involved in further communication.

                           RHEOMETRIC SCIENTIFIC, INC.
                               One Possumtown Road
                          Piscataway, New Jersey 08854

                               ------------------

                                 PROXY STATEMENT
                     for the Annual Meeting of Stockholders
                           to be held on May 16, 2002
                               ------------------

                                                                  April 24, 2002

TO THE STOCKHOLDERS:

         This proxy statement is being furnished to stockholders of Rheometric Scientific, Inc., a Delaware corporation, in connection with the solicitation of proxies in the accompanying form by the Board of Directors for use at the Annual Meeting of Stockholders (including any adjournments or postponements thereof) to be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Thursday, May 16, 2002 at 10:00 a.m., local time. The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to the stockholders is April 26, 2002.

         All holders of record of our common stock, $.01 par value per share, at the close of business on April 5, 2002 (the record date), are entitled to vote at the meeting and their presence is desired. Each outstanding share of common stock as of the record date is entitled to one vote. At the close of business on April 5, 2002, 24,926,411 shares of common stock were outstanding.

         If a stockholder cannot be present in person at the Annual Meeting, the Board of Directors requests such stockholder to execute and return the enclosed proxy as soon as possible. The person who signs the proxy must be either (i) the registered stockholder of such shares of common stock or (ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity on behalf of such registered stockholder. A stockholder can, of course, revoke a proxy at any time before it is voted, if so desired, by filing with the Secretary of our company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any such filing should be sent to Rheometric Scientific, Inc., One Possumtown Road, Piscataway, New Jersey 08854; Attention: Secretary. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

         We are paying all costs of the solicitation of proxies, including the expenses of printing and mailing to our stockholders this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, the enclosed proxy and our 2001 Annual Report. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending proxies and proxy materials to the beneficial owners of our common stock. Our officers or employees may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                          PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the stockholders will consider and vote upon the election of six directors to hold office until the next annual meeting and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in our Bylaws. In addition, stockholders will consider and vote upon the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as our independent accountants.

         Stockholders may also consider and vote upon such other matters as may properly come before the Annual Meeting.

                             VOTE REQUIRED; PROXIES

         The presence in person or by proxy of a majority of our shares of our common stock outstanding and entitled to vote as of the record date is required for a quorum at the Annual Meeting. If a quorum is present, those nominated directors receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director. For all other matters submitted to stockholders at the meeting, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters.

         Shares of common stock which are represented by properly executed proxies, unless such proxies shall have previously been properly revoked, will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted (1) FOR the election of all of the nominees for director named in this proxy statement; (2) FOR the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as our independent public accountants for the fiscal year ending December 31, 2002; and (3) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

         Shares held by brokers and other stockholder nominees may be voted on certain matters but not others. This can occur, for example, when the broker or nominee does not have the discretionary authority to vote shares of common stock and is instructed by the beneficial owner thereof to vote on a particular matter but is not instructed on other matters. These are known as "non-voted" shares. Non-voted shares will be counted for purposes of determining whether there is a quorum at the meeting, but with respect to the matters as to which they are "non-voted," they will have no effect upon the outcome of the vote thereon.

                     PROPOSAL No. 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of six members, all of whom have been nominated for election at the meeting, and there is currently one vacancy. If elected, such directors will hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, or, until resignation, removal or death as provided in our Bylaws.

                                    Directors

         The following table sets forth certain information as of April 24, 2002, regarding the six nominees for director:

          Name                            Age    Position
          ----                            ---    --------
          Robert M. Castello               61    Chairman of the Board and Chief Executive Officer
          Mark F. Callaghan                50    Director
          David R. Smith                   72    Director
          Merrick G. Andlinger             43    Director
          Robert K. Prud'homme             54    Director
          Paul Woitach                     43    Director

         Robert M. Castello assumed the positions referred to above on March 6, 2000. Mr. Castello has been a managing director and/or principal of Andlinger & Company, Inc. since 1995. Mr. Castello has been the Chairman of X.O. Tec Corporation, a medical products company, since 1997. Mr. Castello was President and CEO of CBI Holding Co., a pharmaceutical wholesaler from January 1, 1986 to May 7, 1995. Previously, Mr. Castello held Vice Presidential positions at McKesson Drug Co., Seatrain Lines, and W.R. Grace.

         Mark F. Callaghan has been a Director of our company and our Executive Vice President, Business Development since March 6, 2000. Mr. Callaghan has been a managing director and/or principal of Andlinger & Company since 1999. Mr. Callaghan was an independent consultant in mergers and acquisitions from 1995 to 1999. Mr. Callaghan is a member of the Board of Directors of CyberAlert, Inc., an internet monitoring and clipping service.

         David R. Smith has been a Director of our company since March 6, 2000. Since August 1995, Mr. Smith has been the Chairman of M-Tec, a manufacturer of specialized materials used in extreme temperature and harsh environments servicing the automotive and aerospace industries, as well as paper, chemical, refining and electrical power plant exhaust systems. Mr. Smith was a principal of Andlinger & Company from June 1, 1984 until October 1, 1998. From June 1, 1994 until October 1, 1998, Mr. Smith was the President of Andlinger & Company. Mr. Smith formerly served on the Board of Directors of United Stationers, Inc.

         Merrick G. Andlinger has been a Director of our company since March 6, 2000. Mr. Andlinger has been a managing director and/or principal of Andlinger & Company since 1999 and its president since 2001. Mr. Andlinger was the President and CEO of Pure Energy Corporation, a motor fuel and chemical development company from 1996 until 1999. From 1994 until 1996, Mr. Andlinger was a Managing Director in the Global Energy and Power Group in the Corporate Finance department of Smith Barney Inc. and the Group's co-head from 1995 until 1996. Mr. Andlinger is a member of the Board of Directors of CyberAlert, Inc. and formerly was a member of the Board of Directors of Pure Energy Corporation.

         Robert K. Prud'homme has been a Director of our company since 1981. Dr. Prud'homme has been a professor of Chemical Engineering at Princeton University since 1978. Dr. Prud'homme is a consultant to Dow Chemical Company, Block Drug, Helene Curtis and Rhodia Incorporated.

         Paul Woitach has been a Director of our company since February 4, 2002. Mr. Woitach has been Head of Pharma Service Ventures of the Pharmaceutical Services Division of Solutia, Inc. since 2001. Mr. Woitach was an independent consultant to the laboratory, pharmaceutical and medical device industries from 2000 to 2001. Mr. Woitach was President of IGI, Inc., a diversified manufacturer of animal pharmaceuticals and vaccines, human skin care and microencapsulation products from 1998 to 2000, becoming Chief Executive Officer in 2000. Mr. Woitach was General Manager, Laboratory Division of Mettler Toledo North America, a producer of weighing and measurement system, from 1997 to 1998 and Vice President, Marketing and Sales, Balances and Instruments Division of Mettler Toledo from 1996 to 1997.

Compensation of Directors

         Non-employee directors who are not affiliated with Andlinger Capital XXVI LLC, a stockholder of ours, are paid an annual retainer fee of $3,000, plus $1,000 per board meeting attended in person and reimbursement of their travel expenses. No fees are paid for committee meetings or special telephonic meetings.

         On September 25, 1997, the Board of Directors approved an amendment to our 1996 Stock Option Plan to include members of the Board of Directors who are not officers of our company and who are not officers or directors of an affiliate of our company, which was approved by our stockholders on November 5, 1998. On February 15, 2002, Mr. Woitach received a grant of an option to purchase 15,000 shares of our common stock, pursuant to the 1996 Plan, at an exercise price of $1.50 per share.

         Directors who are also officers or employees of our company do not receive any additional compensation for services as a director.

         We have entered into indemnification agreements with each of our directors providing for indemnification by us for liabilities and expenses in connection with pending or threatened legal proceedings by reason of service to or on behalf of our company. The indemnification agreements provide, among other things, the procedures and remedies applicable to each director's indemnification rights.

Board of Directors and Committee Meetings

         The Board of Directors has a Compensation Committee, which reviews the compensation of our executive officers and is responsible for administering our stock option plans. On May 15, 2001, the Board of Directors appointed Messrs. Andlinger and Callaghan and Dr. Prud'homme to the Compensation Committee.

         The Board of Directors has an Audit Committee which reviews the scope and procedures of the audit activities of the independent auditors and their reports on their audits. It also reviews reports from our company's financial management and independent auditors on compliance with corporation policies and the adequacy of our internal accounting controls. On May 15, 2001, the Board of Directors appointed Dr. Prud'homme to the Audit Committee to replace Richard Giacco who resigned from the Board on August 31, 2001. On February 4, 2002, the Board of Directors elected Paul Woitach to the Audit Committee. Each of Dr. Prud'homme and Messrs. Smith and Woitach are "independent" as defined in the listing standards of the American Stock Exchange. The Board of Directors adopted a written charter for the Audit Committee as of August 2, 2001, a copy of which is attached to this proxy statement as Annex A.

         In 2001, the Compensation Committee met four times, the Audit Committee met two times and the entire Board of Directors of the Company met eight times. For 2001, no member of the Board of Directors attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he has been a director and (2) the total number of meetings held by all committees on which he served (during the period he served).

         The Board of Directors recommends that stockholders vote "FOR" each of the nominees listed above.

                               Executive Officers

         The following table sets forth certain information as of April 24, 2002 regarding our executive officers:

         Name                        Age    Position
         ----                        ---    --------
         Robert M. Castello           61    Chairman of the Board and Chief Executive Officer

         Mark F. Callaghan            50    Executive Vice President, Business Development

         Paul Mangano                 44    President and Chief Operating Officer

         Joseph Musanti               44    Vice President of Finance & Materials, Chief Financial
                                            Officer, Treasurer and Assistant Secretary

         Ronald F. Garritano          63    Vice President of Technology and Engineering

         Matthew Bilt                 59    Vice President of Human Resources, Administration and
                                                     Investor Relations


         For a description of the business experience of Messrs. Castello and Callaghan, see "Directors."

         Paul Mangano has been our President and Chief Operating Officer since August 27, 2001. Mr. Mangano was President of L-3 Communications from June 1999 to December 2000. Prior thereto Mr. Mangano held the following positions with AlliedSignal Inc.: General Manager, Data and Diagnostic Solutions, 1997 to 1999; Vice President, Business Development from 1996 to 1997; and Director, Business Development from 1994 to 1996.

         Joseph Musanti has been our Vice President of Finance & Materials and Chief Financial Officer since June 1, 1997 and our Treasurer and Assistant Secretary since July 17, 1997. Prior thereto, Mr. Musanti was the Director of Operations from November 1994 to June 1, 1997; UK Financial Manager from April 1994 to November 1994; and Manager, Materials, Cost, and Inventory from October 1992 to April 1994.

         Ronald F. Garritano has been our Vice President of Technology since June 1992 and our Vice President of Engineering since July 1977.

         Matthew Bilt has been our Vice President of Human Resources, and Administration since July 17, 1997 and became Vice President of Investor Relations during 2000. Prior thereto, Mr. Bilt was our Vice President of Human Resources from November 10, 1994 until July 17, 1997; our Vice President of Human Resources and Administration from May 3, 1994 until November 10, 1994; and our Director of Human Resources from June 2, 1986 until May 3, 1994.

         Our officers serve at the discretion of the Board of Directors.

                       Compensation of Executive Officers

         The following table sets forth a summary of the compensation paid in the years ended December 31, 2001, 2000 and 1999, to our Chief Executive Officer, and to our four most highly compensated executive officers who received over $100,000 in compensation from us during 2001.

                           Summary Compensation Table

                                                                                     Long Term
                                                                                   Compensation
                                                 Annual Compensation                  Awards

                                                                                    Securities
Name and                                                        Other Annual        Underlying          All Other
Principal Position           Year       Salary      Bonus      Compensation(1)        Options        Compensation(2)
------------------           ----       ------      -----      ------------           -------        ------------
Robert M. Castello(3)        2001           $1          -             -                     -                  -
Chairman of the Board and    2000            1          -             -                     -                  -
Chief Executive Officer

Paul Mangano(5)
President and Chief          2001       56,000          -          $4,167                  -              $1,170
Operating Officer

Ronald F. Garritano          2001      133,731     $3,500          12,500                   -              3,009
Vice President of            2000      150,000          -          12,500               3,500              2,953
Technology and               1999      152,885          -          12,500                   -              2,813
Engineering

Matthew Bilt                 2001      102,527      8,000          12,500                   -              2,307
Vice President of            2000      115,000          -          12,500              10,600              2,588
Human Resources and          1999      115,000          -          12,500                   -              2,586
Administration

Joseph Musanti               2001      106,985      3,500          12,500                   -              2,407
Vice President of            2000      120,000          -          12,500               6,000              2,700
Finance, Chief               1999      122,307          -          12,500                   -              2,250
Financial Officer,
Treasurer and
Assistant Secretary

Donald W. Becker(4)          2001      101,994      3,500          12,500                   -              1,756
Vice President of            2000      126,024          -          12,500              10,000              2,156
Sales and Marketing,         1999      116,059          -           7,292                   -                394
Americas

------------------------------
(1)      Represents automobile allowances.
(2)      Includes contributions under our Savings and Investment Retirement Plan.
(3)      Mr. Castello became our Chairman of the Board and Chief Executive Officer on March 6, 2000.
(4)      Mr. Becker became Vice President of Sales and Marketing, Americas in April 1999.  Mr. Becker
         resigned as of February 16, 2002.
(5)      Mr. Mangano became President and Chief Operating Officer on August 27, 2001.

Option Grants

         The number of shares of Common Stock available for purchase under our 1996 Stock Option Plan, as amended is 500,000. Options for an aggregate of 310,300 shares granted under the 1996 Stock Option Plan remain outstanding. During 2001, no options were granted to employees under the 1996 Stock Option Plan, and 17,100 were cancelled. A total of 127,500 options granted under the 1996 Stock Option Plan were exercised during 2001.

         The number of shares of common stock available for purchase under our 2000 Stock Option Plan, is 1,000,000. Options for an aggregate of 423,800 shares granted under the 2000 Stock Option Plan remain outstanding. During 2001, 187,000 options were granted to employees under the 2000 Stock Option Plan, and 62,400 were cancelled. Of such 187,000 options granted in 2001, 160,000 were granted to the executive officers named in the summary compensation table set forth above. No options were exercised under the 2000 Stock Option Plan during 2001.

Option Exercises and Year-End Options Values

         The following table presents at December 31, 2001, the number of securities underlying unexercised options and the value of unexercised in-the-money options held by the officers named in the summary compensation table set forth above. During the fiscal year ended December 31, 2001, no options were exercised by such officers.


                                  Number of Securities Underlying                   Value of Unexercised,
                                        Unexercised Options                          In-The-Money Options
Name                            Exercisable          Unexercisable            Exercisable           Unexercisable
----                            -----------          -------------            -----------           -------------
Paul Mangano                            0                160,000                $     0                  $     0
Ronald F. Garritano                58,875                 12,625                 52,400                   13,100
Matthew Bilt                       23,300                 11,700                 14,737                    4,912
Joseph Musanti                     38,000                 14,500                 39,300                   13,100
Donald W. Becker*                  19,250                  6,250                 14,737                    4,912

*Mr. Becker resigned from the Company as of February 16, 2002.

Employment Agreements

         The Company amended and restated written employment agreements with Mr. Bilt in December 1998 and with Mr. Garritano in March 1998, and with Mr. Musanti in October 1999. In addition, the Company entered into a written employment agreement with Mr. Becker in May 1999. The Company entered into a written employment agreement with Mr. Mangano in August 2001. Under these agreements, base annual salary is $208,000 for Mr. Mangano, $150,000 for Mr. Garritano, $115,000 for Mr. Bilt, $120,000 for Mr. Musanti, and $80,000 for Mr. Becker, all subject to discretionary increase by the Board of Directors. The executives orally agreed to a pay reduction in 2001, for three months. Messrs. Bilt, Musanti and Becker's employment agreements had an initial term of one year and can be continued from year to year thereafter upon mutual agreement. Mr. Becker resigned from our company as of February 16, 2002. Mr. Garritano's agreement, which was amended in March 1998, had an initial term of three years and can be continued from year to year thereafter upon mutual agreement. We have not entered into formal agreements continuing the employment agreements of Messrs. Bilt, Musanti, and Garritano. Mr. Mangano's employment agreement has an initial term of two years and can be continued from year to year thereafter upon mutual agreement.

             Compensation Committee Report on Executive Compensation

         On April 11, 2001, the Board of Directors appointed Messrs. Callaghan and Andlinger and Dr. Prud'homme members of the Compensation Committee. The following is the report of the Compensation Committee appointed April 11, 2001, for the fiscal year ended December 31, 2001.

         Decisions on compensation of the Company's executives generally are made by the three member Compensation Committee. Each member of the Compensation Committee is a non-employee director or a non-paid officer.

         Executive Compensation Policies. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officer's overall compensation are intended to be consistent with others in the Company's industry.

         All the executive officers named in the summary compensation table set forth above, other than Messrs. Callaghan and Castello, were employed pursuant to written employment agreements which establish their base annual salary. The agreements of Messrs. Bilt, Musanti and Garritano are subject to current negotiation.

         The Compensation Committee endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholder's interests in the enhancement of stockholder value. Thus, the Compensation Committee has utilized these elements in compensation packages for its executive officers by providing stock options as an incentive.

         The executive officers named in the summary compensation table set forth above, other than Messrs. Callaghan and Castello, may be granted options to purchase common stock and are eligible to participate on the same terms as non-executive employees in the Company's Savings and Investment Retirement Plan, a broad-based plan which accords benefits based on pre-established formulas and eligibility criteria, as well as Company group life and health insurance plans. All decisions with respect to option grants are made by the Compensation Committee.

         CEO Compensation. As Chief Executive Officer of the Company during 2001, Mr. Robert M. Castello received a total of $1.00 in compensation from the Company.

         Other  Named  Executive   Officer   Compensation.   As  Executive  Vice
President, Business Development, Mr. Callaghan received no compensation from the Company.

April 19, 2002                                    Respectfully submitted,

                                                  Compensation Committee
                                                  Mark F. Callaghan
                                                  Robert K. Prud'homme, Ph.D.
                                                  Merrick G. Andlinger

                                Performance Graph

         The following graph and table compare the annual change in the cumulative total return, assuming reinvestment of dividends, on our common stock, which has been traded on the American Stock Exchange under the symbol "RHM" since September 7, 2001. Previous to that date our common stock was traded on the OTC Bulletin Board under the symbol "RHEM" since April 14, 1998, with the annual change in the cumulative total returns of the AMEX Market Index and an index comprised of public companies whose securities have been trading publicly since January 1, 1996 and which report under the standard industrial classification code 3826 - Analytical Instruments (40 companies, excluding us) (SIC Code Index), which we consider to be our peer industry group. The graph assumes an investment of $100 on January 1, 1997, in each of our common stock, the stocks comprising the AMEX Market Index and the stocks comprising the SIC Code Index.

   Comparison of Cumulative Total Return Among the Company, AMEX Market Index
                             and the SIC Code Index

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG THEOMETRIC SCIENTIFIC, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                                [graph omitted]

--------------------------------------- ------------------------------------------------------------------------------
                                                                        December 31,
--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
COMPANY/INDEX/MARKET                       1996         1997          1998         1999         2000         2001
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rheometric Scientific, Inc.                $100.00     $ 48.39      $ 14.52       $ 25.81      $187.13      $ 87.76
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Analytical Instruments                      100.00      118.63       148.98        241.03       378.77       222.76
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
AMEX Market Index                           100.00      120.33       118.69        147.98       146.16       139.43
--------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------

Source:  Media General Financial Services


         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 5, 2002 by (i) each person who, to our knowledge, beneficially owns more than 5% of our outstanding common stock, (ii) the directors and certain officers of our company and (iii) all of our directors and officers as a group. The percentages of shares of common stock held or beneficially owned by any stockholder or group of stockholders are based upon the total number of shares of common stock outstanding as of April 5, 2002. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                                                      Shares Beneficially Owned
                                                                      -------------------------

Name                                                                    Number         Percentage
----                                                                    ------         ----------
Andlinger Capital XXVI LLC(1)                                        16,606,000          55.5%
State Farm Mutual Automobile Insurance Company (2)                    7,222,933          29.0
Gerhard R. Andlinger (3)                                             16,751,500          56.0
Stephen A. Magida (4)                                                16,751,500          56.0
Robert M. Castello (5)(6)                                            16,606,000          55.5
Mark F. Callaghan (5)(6)                                             16,606,000          55.5
David R. Smith (5)(7)                                                    16,000            *
Merrick G. Andlinger (5)(6)                                          16,606,000          55.5
Robert K. Prud'homme (5)(7)                                              40,000            *
Paul Mangano (5)                                                              0            -
Paul Woitach (5)                                                              -            -
Joseph Musanti (5)(8)                                                    38,000            *
Ronald F. Garritano (5)(9)                                               58,875            *
Matthew Bilt (5)(10)                                                     25,800            *
All executive officers and directors                                 16,784,675          55.8
as a group (10 persons) (5)(11)
------------------------
* Less than 1%.


(1) The address for Andlinger Capital XXVI LLC is 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. Includes 5,000,000 shares of Common Stock Andlinger Capital XXVI LLC has the right to acquire upon the exercise of warrants.


(2) The address for State Farm Mutual Automobile Insurance Company is One State Farm Plaza, Bloomington, Illinois 61701.


(3) The address for Mr. G. Andlinger is c/o Andlinger & Company, Inc., 4445 North A1A, Suite #235, Vero Beach, Florida 32963. As reported in
         Schedule 13D and Form 4 filings made with the Securities and Exchange Commission, by virtue of Mr. G. Andlinger's relationship with Mr. Magida and as a controlling person of Andlinger & Company, Mr. G. Andlinger may be deemed to have shared power to dispose of or direct the disposition of and shared power to vote or direct the vote of an aggregate of 16,751,500 shares of Common Stock (of which 5,000,000 shares are attributable to warrants held by Andlinger Capital) representing 56.0% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital). Of such 16,751,500 shares of Common Stock, 16,606,000 shares are beneficially owned directly by Andlinger Capital and 145,500 are beneficially owned directly by the

         Gerhard R. Andlinger Intangible Asset Management Trust. Mr. G. Andlinger is the sole beneficiary of such trust.
(4) The address for Mr. Magida is 105 Harbor Drive, Suite 125, Stamford, Connecticut 06902. As reported in Schedule 13D and Form 4 filings made with the Securities and Exchange Commission, Mr. Magida, as manager and as a member of Andlinger Capital and as trustee under the Gerhard R. Andlinger Intangible Asset Management Trust, has shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 16,751,500 shares of Common Stock (of which 5,000,000 shares are attributable to warrants held by Andlinger Capital), representing 56.0% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital).
(5) The address for each of our directors and officers is c/o Rheometric Scientific, Inc., One Possumtown Road, Piscataway, New Jersey 08854.
(6) As reported in a Schedule 13D/A filed with the Securities and Exchange Commission on November 22, 2000, Messrs. Castello, Callaghan and M. Andlinger by virtue of their relationships with the other reporting persons on such Schedule 13D/A and as members of Andlinger Capital may be deemed to have shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, an aggregate of 16,606,000 shares of Common Stock (of which 5,000,000 shares are attributable to warrants held by Andlinger Capital), representing 55.5% of the issued and outstanding shares of Common Stock (including as outstanding for purposes of determining such percentage shares of Common Stock issuable upon exercise of such warrants held by Andlinger Capital). Messrs. Castello, Callaghan and M. Andlinger disclaim beneficial ownership of such shares.
(7) Includes 15,000 shares that may be acquired upon the exercise of options within 60 days of April 5, 2002.
(8) Represents 38,000 shares that may be acquired upon the exercise of options within 60 days of April 5, 2002.
(9) Represents 58,875 shares that may be acquired upon the exercise of options within 60 days of April 5, 2002.
(10) Includes 23,300 shares that may be acquired upon the exercise of options within 60 days of April 5, 2002.
(11) Includes 15,000 shares that may be acquired upon the exercise of options by Mr. Smith and 15,000 shares that may be acquired upon the exercise of options by Dr. Prud'homme. Also includes 5,000,000 shares that may be acquired by Andlinger Capital XXVI upon the exercise of warrants. See footnotes 6, 7, 8, 9 and 10; 38,000 shares that may be acquired upon the exercise of options by Mr. Musanti; 58,875 shares that may be acquired upon the exercise of options by Mr. Garritano; and 23,300 shares that may be acquired upon the exercise of options by Mr. Bilt.

                 Certain Relationships and Related Transactions

         Andlinger Capital XXVI LLC and our company are parties to a securities purchase agreement, dated as of March 6, 2000, pursuant to which Andlinger Capital acquired a majority equity interest in our company. The securities purchase agreement contains an agreement that, subject to certain exceptions, for so long as Andlinger Capital and its affiliates continue to own in the aggregate not less than 50% of their initial threshold amount (as defined below), our company and our Board of Directors will support the nomination of and shall take certain actions such that the slate of nominees recommended by the Board of Directors to stockholders for election as directors at each annual meeting of stockholders includes at least the number of designees of Andlinger Capital equal to the number of directors that would constitute a majority of directors following such election, and that Andlinger Capital shall be entitled to have at least one of its designees appointed to each Committee of the Board of Directors. As defined in the securities purchase agreement, "initial threshold amount" means the aggregate of (i) the number of shares of common stock purchased by Andlinger Capital under the Securities Purchase Agreement (10,606,000 shares) and (ii) the number of shares of common stock issuable under certain warrants then purchased by Andlinger Capital (2,000,000 shares). The designees of Andlinger Capital for nomination for election to serve on the Board of Directors at the 2002 Annual Meeting, are Messrs. Castello, Callaghan and M. Andlinger. Andlinger Capital has waived its right to designate a fourth nominee for election at the 2002 Annual Meeting.


         Based on information received from Andlinger Capital, the members of Andlinger Capital include Messrs. Castello, Callaghan, Magida and M. Andlinger. Mr. Magida is an attorney and managing director and secretary of Andlinger & Company, Inc., a Delaware corporation (Andlinger & Company) and the manager and a member of Andlinger Capital and the trustee of the Gerhard R. Andlinger Intangible Asset Management Trust, which may be deemed a controlling person of Andlinger Capital. Gerhard R. Andlinger, a private investor and the sole stockholder and a controlling person of Andlinger & Company, is the sole beneficiary under the trust. Messrs. Castello, Callaghan and M. Andlinger are managing directors of Andlinger & Company, employees of one or more affiliates of Andlinger & Company and are members of Andlinger Capital. Andlinger & Company is in the business of identifying and assisting in the implementation of potential acquisitions, investments and other transactions on behalf of its managing directors. Andlinger Capital and certain of its managing directors provide services to us without receiving compensation for such services. During 2001, we paid Mr. Magida $29,142 for the performance of various legal services.

         In connection with Andlinger Capital's equity investment in our company in March 2000, we entered into a registration rights agreement, dated as of March 6, 2000, with Andlinger Capital and Axess Corporation (then the holder of a majority interest in our common stock). Pursuant to the registration rights agreement, each of Andlinger Capital (commencing March 6, 2001) and Axess Corporation (commencing March 6, 2003) may require us on not more than two occasions (each), and subject to certain conditions and limitations, to file a registration statement under the Securities Act with respect to certain shares of common stock owned by them. Further, if we propose to register any of our securities under the Securities Act, either for our own account or the account of other shareholders (other than pursuant to a registration statement on Forms S-8 or S-4 or any other registration statements relating to an exchange offer or an offering of securities solely to our employees or security holders), each of Andlinger Capital and its permitted transferees and Axess Corporation and its permitted transferees are entitled to notice of such registration and, subject to certain conditions and limitations, is entitled to include shares of common stock owned by them therein. On July 2, 2001, Axess Corporation transferred (i) 6,422,933 shares of our common stock along with the remaining 800 shares of Series A preferred stock then owned by Axess Corporation to State Farm Mutual Automobile Insurance Company, (ii) 535,330 shares of our common stock to Robert
E. Davis and (iii) 214,132 shares of our common stock to the Revocable  Trust of
R. Michael Hendricks. Subsequent to such transfer, State Farm Mutual Automobile Insurance Company exercised its right to convert such 800 shares of Series A preferred stock into 800,000 shares of common stock. Axess Corporation has represented to us that each of State Farm Mutual Automobile Insurance Company, Robert E. Davis and the Revocable Trust of R. Michael Hendricks are permitted transferees as defined in the registration rights agreement. As of September 28, 2001, the registration rights agreement was amended and restated to, among other things, limit the number of shares subject to registration under the registration statement we filed in November 2001 by State Farm Mutual Automobile Insurance Company, Robert E. Davis and the Revocable Trust of R. Michael Hendricks to: 400,000 shares for State Farm Mutual Automobile Insurance Company; 115,000 shares for Robert E. Davis; and 43,000 shares for the Revocable Trust of
R. Michael Hendricks, and to provide an additional registration right to Axess Corporation for 65,762 shares issued to Axess Corporation in connection with the cancellation of certain indebtedness of our company, and to require our company to use its best efforts to file an additional registration statement under the Securities Act on or before March 31, 2002 with respect to an additional 400,000 shares of common stock owned by State Farm Mutual Automobile Insurance Company and the remaining 420,330 shares transferred to Robert E. Davis and 171,132 shares transferred to the Revocable Trust of R. Michael Hendricks. We are responsible for any and all expenses in connection with the preparation and filing of any such registration statements.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission various reports as to ownership of our common stock. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on its review of the copies of such reports furnished to the Company, the aforesaid
Section 16(a) filing requirements were met on a timely basis during 2001, except for the filing of a Form 3 - Initial Statement of Beneficial Ownership of Securities by Mr. Mangano. Mr. Mangano has since made such filing.

                 PROPOSAL No.2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Mahoney Cohen & Company, CPA, P.C., as our independent certified public accountants for the fiscal year ending December 31, 2002. The Board of Directors desires to obtain the stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be considered as direction to the Board of Directors to select other accountants. Ratification requires the affirmative vote by holders of at least a majority of the shares of common stock voting on this matter. Representatives of Mahoney Cohen & Company, CPA, P.C. are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement, although they are currently not expected to do so. The representatives are expected to be available to respond to appropriate questions.

                          Report of the Audit Committee

         In accordance with its written charter, which was approved in its current form by the Board of Directors as of August 2, 2001, the Audit Committee assists the Board of Directors in oversight of accounting, auditing and financial reporting practices of Rheometric. A copy of the Audit Committee charter is attached to this proxy statement as Annex A.

         The members of the Audit Committee are David R. Smith, Robert K. Prud'homme and Paul Woitach. Under the rules of the American Stock Exchange, the Audit Committee members must be independent, as defined by the rules of the American Stock Exchange. One such rule provides that a director who has been employed for any of the past three years by an affiliate of the Company is deemed not to be "independent". In August, 2001, in conjunction with its listing of Rheometric's common stock, the American Stock Exchange provided a temporary waiver of this rule with respect to Mr. Smith's former employment through October 1, 1998 by Andlinger & Company, Inc., which may be considered an affiliate of Rheometric. Rheometric believes it is now in full compliance with the applicable American Stock Exchange rules.

         Management is responsible for Rheometric's financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Rheometric's independent auditors are responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes. It is not the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not experts in the fields of accounting or auditing and have no independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2001 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from Rheometric and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor's independence.


         The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Rheometric's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held two meetings since January 1, 2001 concerning the financial statements for the fiscal year ended December 31, 2001 and related matters.

         In reliance on the reviews and discussions referred to above, and subject to the limitations on our role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee has recommended, and the Board has approved, the selection of the Company's independent auditors for 2002.

April 5, 2002                                Respectfully submitted,

                                             AUDIT COMMITTEE
                                             Robert K. Prud'homme, Ph.D.
                                             David R. Smith
                                             Paul Woitach


Audit Fees; Financial Information Systems Design and Implementation Fees; All Other Fees

         In addition to performing the audit of the Company's consolidated financial statements, Mahoney Cohen & Company, CPA, P.C. has provided various other services during fiscal 2001. The aggregate fees billed for fiscal 2001 for each of the following categories of services are set forth below:

         Audit of the Company's annual financial statements for fiscal 2001 and reviews of the quarterly financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2001: $143,160

         All other services: $87,862

Mahoney Cohen & Company, CPA, P.C. has not provided to us and we have not paid them for consulting services on financial information systems during fiscal 2001. The fee set forth above for "other services" includes audits of employee benefit plans and tax and acquisition related consultation.

         The Audit Committee has reviewed summaries of the services provided by Mahoney Cohen & Company, CPA, P.C. and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Mahoney Cohen & Company, CPA, P.C.

         On recommendation of the Audit Committee, the Board has appointed Mahoney Cohen & Company, CPA, P.C. to audit the Company's 2002 financial statements.

         The Board of Directors recommends that the Stockholders vote "FOR" the ratification of Mahoney Cohen & Company, CPA, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2002.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the proxy as proxy appointees to vote in accordance with their discretion pursuant to the terms of the proxy.

                            PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received at our executive offices on or before January 1, 2003 for inclusion in our proxy statement with respect to such meeting.

                                    RHEOMETRIC SCIENTIFIC, INC.





                                    By  Robert M. Castello, Chairman and Chief
                                        Executive Officer


It is important that the proxies be returned promptly. Therefore, stockholders who do not expect to attend the annual meeting in person are urged to fill in, sign, date and return the enclosed proxy.

                                                                         Annex A

                           RHEOMETRIC SCIENTIFIC, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the following: the financial reports and other financial information provided by the Corporation to its stockholders, the SEC and others; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and business conduct that Management and the Board have established; and the Corporation's auditing, accounting and financial processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and adherence to these processes and systems. The Audit Committee's primary duties and responsibilities are to:

         o serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems;

         o review* and appraise the audit efforts of the Corporation's independent accountants; and

         o provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors.

         In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements fairly present the Corporation's financial position and results of operations and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of Management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Corporation and on other information presented to the Committee, Board or Corporation by its officers or employees or by outside experts.

COMPOSITION OF THE AUDIT COMMITTEE

         The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of the American Stock Exchange, the Nasdaq Stock

------------------------------

* Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

         Market or other appropriate governing body, unless the Board otherwise determines. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee.

         Determination of the true, actual and effective independence of any Audit Committee member that has or had some relationship with the Corporation, will be made by the Board of Directors with weight given to both prudent principles and "appearances."

         The members of the Audit Committee shall be elected by the Board at its annual meeting to hold such position until the next annual meeting or until their successors shall be duly elected and qualified. The Chairman of the Audit Committee shall be selected by the Board at this annual meeting.

MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least twice annually with Management and the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and Management quarterly in advance of any release to review the Corporation's financials consistent with its responsibilities and duties.

         The Committee shall report to the Board of Directors at each regularly scheduled Board meeting on significant results of its activities.

         The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Corporation for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

         The Committee may, in its discretion, utilize the services of the Corporation's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

RESPONSIBILITES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review

          o Review the Corporation's annual and interim financial statements and any reports or other financial information submitted to the stockholders, the SEC, and others, including any certification, report, opinion or review rendered by the independent accountants.

          o Review with Management and the independent accountants the Current Reports on Form 10-Q, the Annual Reports on Form 10-K, and any related public disclosure prior to its filing and prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Independent Accountants

          o After consultation with Management, recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

          o Periodically, the Committee should review and discuss with the independent accountants all significant relationships such accountants have with the Corporation which might affect their independence. In connection with this review, the independent auditors shall provide the Committee with a written statement delineating all relationships between the auditors and the Corporation.

          o Review the performance of the independent accountants with both Management and the independent accountants.

          o Periodically meet with the independent accountants separately and privately to hear their views on the Corporation's internal controls and the qualitative aspects of the Corporation's financial reporting, including the quality and consistency of both accounting policies and the underlying judgments.

         Financial Reporting Processes

          o Review with financial Management and the independent accountants the quality and consistency, not just the acceptability, of the judgments and appropriateness of the accounting principles and financial disclosure practices used by the Corporation. This discussion shall cover the degree of aggressiveness or conservatism of both the accounting principles employed and the underlying judgments.

          o Approve any significant changes to the Corporation's auditing and accounting principles and practices after considering the advice of the independent accountants and Management.

          o Focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks.

         Process Improvement

          o Following the completion of the annual audit, review separately with Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          o Periodically review processes and policies for communicating with investors and analysts.

          o Review any significant disagreement among Management and the independent accountants in connection with the preparation of the financial statements.

          o Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

         Business Conduct and Legal Compliance

          o Approve the Corporation's Code of Business Conduct and review Management's processes for communicating and enforcing this Code.

          o Review Management's monitoring of the Corporation's compliance with the organization's Code of Business Conduct, and ensure that Management has the proper review system in place to ensure that the Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

          o Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         Other Responsibilities

          o    Review and reassess the Committee's charter at least annually and
               submit   any   recommended   changes   to  the   Board   for  its
               consideration.

          o Provide the report for inclusion in the Corporation's Annual Proxy Statement that is required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

          o Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

          o Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.


EFFECTIVE DATE

This Audit Committee Charter was adopted by the Board of Directors effective as of August 2, 2001.

                                                                      PROXY CARD

                           RHEOMETRIC SCIENTIFIC, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of RHEOMETRIC SCIENTIFIC, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert M. Castello, Merrick G. Andlinger and Joseph Musanti, or any one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Thursday, May 16, 2002, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Annual Meeting"), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 and 2.

Please mark your vote as indicated in this example [X]

ITEM 1. ELECTION OF DIRECTORS                  VOTE FOR ALL*             WITHHOLD FOR ALL
                                                   [  ]                         [  ]
Nominees:
                  Robert M. Castello           David R. Smith
                  Merrick G. Andlinger         Robert K. Prud'homme
                  Mark F. Callaghan            Paul Woitach




* To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:
--------------------------------------------------------------------------------


ITEM 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                   FOR                AGAINST          ABSTAIN
                                [     ]               [     ]          [     ]


ITEM 3.  OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1 AND 2, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The undersigned hereby revokes all previous proxies and acknowledges receipt of the Notice of Annual Meeting dated April 26, 2002, the Proxy Statement attached thereto and the Annual Report of the Company for the fiscal year ended December 31, 2001 forwarded therewith.

                                 Dated:                         , 2002
                                        -----------------------

                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature


NOTE: Please date this proxy, sign your name exactly as it appears hereon, and return promptly using the enclosed postage paid envelope. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.